The Loans included in the Pool have the characteristics set forth below and in the tables beginnings on the following page. Unless otherwise indicated, all percentages and weighted averages are percentages and weighted averages of the Cut-Off Date Pool Principal Balance.

Loan Statistics

     As of May 31, 1998 (the "Cut-Off Date"), the Loans consisted of 6,246 Loans with an aggregate Principal Balance totaling $213,936,198 (the "Cut-Off Date Pool Principal Balance"). The Loans bear interest at fixed Loan Rates which range from 8.79% per annum to 18.49% per annum and have a weighted average Loan Rate of approximately 13.7% per annum. The Cut-Off Date Principal Balances of the Loans range from $20 to $100,000 and average $34,252. As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Loans was approximately 237 months and the weighted average number of months that have elapsed since origination was 4 months. As of the Cut-Off Date, the weighted average Combined Loan-to-Value Ratio of the Loans which were Mortgage Loans was approximately 114.32%, with the highest Combined Loan-to-Value Ratio being 143.84%. As of the Cut-Off Date, 5,180 of the Loans (representing approximately 90.19% of the Cut-Off Date Pool Principal Balance) had a Combined Loan-to-Value Ratio in excess of 100%. All of the Loans are fully amortizing loans having original stated maturities of not more than 25 years. No Loan is scheduled to mature later than June 28, 2023.

     As of the Cut-Off Date, all of the Loans (by Cut-Off Date Pool Principal Balance) were Mortgage Loans secured by Mortgaged Properties located in 47 states, the District of Columbia and Puerto Rico. As of the Cut-Off Date, substantially all of the Loans (by Cut-Off Date Pool Principal Balance) were secured by Mortgaged Properties represented by the related Obligors to be owner-occupied.

     As of the Cut-Off Date, 14 Loans, representing approximately 0.16% of the Cut-Off Date Pool Principal Balance, were 30 days or more past due. The weighted average Credit Score for the Loans was 680.

     The sum of the dollar amounts and percentages in the following tables may not equal the totals due to rounding.

                        Geographic Distribution of Loans

                                                                % of Cut-Off
                                           Aggregate Cut-Off     Date Pool
                             Number         Date Principal       Principal
   State                    of Loans            Balance           Balance
   -----                    --------         -------------        -------
California                   1,224           $54,675,515          25.56%
Maryland                       882            19,854,197           9.28
Pennsylvania                   572            14,519,690           6.79
Virginia                       537            11,145,271           5.21
Michigan                       260            10,173,964           4.76
Washington                     229             9,522,124           4.45
Florida                        205             7,595,062           3.55
Arizona                        175             7,015,757           3.28
Ohio                           162             6,195,502           2.90
New York                       148             5,830,722           2.73
Colorado                       133             5,446,025           2.55
Nevada                         133             5,294,028           2.47
North Carolina                 129             5,060,165           2.37
Oregon                         115             4,609,933           2.15
Indiana                        160             4,194,259           1.96
Connecticut                     83             3,419,719           1.60
Missouri                        91             3,134,983           1.47
Kansas                          82             2,976,526           1.39
Tennessee                       84             2,837,949           1.33
Oklahoma                        77             2,746,271           1.28
Minnesota                       74             2,717,830           1.27
Wisconsin                       61             2,580,365           1.21
Massachusetts                   49             2,132,841           1.00
Utah                            47             2,082,464           0.97
Idaho                           54             1,845,817           0.86
Alaska                          40             1,780,919           0.83
Louisiana                       49             1,708,697           0.80
South Carolina                  46             1,493,023           0.70
Kentucky                        40             1,405,215           0.66
Hawaii                          25             1,146,954           0.54
Iowa                            28             1,036,860           0.48
New Hampshire                   27               983,158           0.46
New Mexico                      27               915,001           0.43
Rhode Island                    24               885,635           0.41
Delaware                        38               772,169           0.36
Nebraska                        21               722,996           0.34
Arkansas                        22               647,219           0.30
Montana                         18               619,923           0.29
District of Columbia            22               481,163           0.22
Mississippi                     12               470,625           0.22
Maine                           11               423,343           0.20
Wyoming                          6               284,721           0.13
Illinois                         4               162,454           0.08
West Virginia                    5               154,675           0.07
Texas                           10               147,524           0.07
New Jersey                       2                49,591           0.02
Georgia                          1                24,886           0.01
North Dakota                     1                 6,614           0.00
Puerto Rico                      1                 5,855           0.00
                                 -                 -----           ----
     Total.........          6,246          $213,936,198         100.00%
                             =====          ============         =======

                         Cut-Off Date Principal Balances



                                                                  % of Cut-Off
      Range of Cut-Off                       Aggregate Cut-Off      Date Pool
       Date Principal              Number     Date Principal        Principal
          Balances                of Loans        Balance            Balance
          --------                --------        -------            -------
$10,000 or less................      905        $5,630,149             2.63%
$10,000.01 - $20,000...........      710        10,656,420             4.98
$20,000.01 - $30,000...........    1,217        31,603,534            14.77
$30,000.01 - $40,000...........    1,276        44,891,970            20.98
$40,000.01 - $50,000...........    1,067        49,829,225            23.29
$50,000.01 - $60,000...........      405        22,433,867            10.49
$60,000.01 - $70,000...........      306        19,965,852             9.33
$70,000.01 - $80,000...........      245        18,235,129             8.52
$80,000.01 - $90,000                  45         3,824,083             1.79
$90,000.01 - $100,000..........       70         6,865,969             3.21
                                      --         ---------             ----
     Total.....................    6,246      $213,936,198           100.00%
                                   =====      ============           =======

         As of the Cut-Off Date, the average Cut-Off Date Principal Balance of the Loans was $34,252.


                                   Loan Rates



                                                                   % of Cut-Off
                                                Aggregate Cut-Off     Date Pool
       Range of Loan              Number          Date Principal      Principal
           Rates                 of Loans            Balance           Balance
           -----                 --------            -------           -------

  8.001%  -  9.000%............      3                $46,629           0.02%
  9.001%  - 10.000% ..........      39                953,008           0.45
 10.001%  - 11.000%...........      91              1,871,171           0.87
 11.001%  - 12.000%...........     570             19,397,453           9.07
 12.001%  - 13.000%...........   1,983             59,297,982          27.72
 13.001%  - 14.000%...........   1,605             60,789,219          28.41
 14.001%  - 15.000%...........   1,145             43,913,851          20.53
 15.001%  - 16.000%...........     607             21,266,092           9.94
 16.001%  - 17.000%...........     176              5,525,532           2.58
 17.001%  - 18.000%...........      23                758,359           0.35
 18.001%  - 19.000%...........       4                116,902           0.05
                                     -                -------           ----
      Total...................   6,246           $213,936,198         100.00%
                                 =====           ============         =======

         As of the Cut-Off Date, the weighted average Loan Rate of the Loans was approximately 13.7% per annum.

                                  Lien Priority

                                                                  % of Cut-Off
                                              Aggregate Cut-Off     Date Pool
                                Number          Date Principal      Principal
Lien Priority                  of Loans             Balance          Balance
-------------                  --------             -------          -------
First Lien.................           10            $408,559          0.19%
Second Lien................        6,206         212,909,084         99.52
Third Lien.................           30             618,555          0.29
                                      --             -------        --------
Total......................        6,246        $213,936,198        100.00%
                                   =====        ============        =======


                          Combined Loan-to-Value Ratios

                                                                 % of Cut-Off
                                             Aggregate Cut-Off     Date Pool
     Range of Combined            Number       Date Principal      Principal
    Loan-to-Value Ratios         of Loans          Balance          Balance
    --------------------         --------          -------          -------
  30.01% -   35.00%.........         2             $74,947          0.04%
  35.01% -   40.00%.........         5             102,791          0.05
  40.01% -   45.00%.........         3              79,629          0.04
  45.01% -   50.00%.........         3              93,655          0.04
  50.01% -   55.00%.........         7             152,401          0.07
  55.01% -   60.00%.........         6             174,080          0.08
  60.01% -   65.00%.........         6             164,518          0.08
  65.01% -   70.00%.........        12             186,296          0.09
  70.01% -   75.00%.........        16             324,482          0.15
  75.01% -   80.00%.........        41             935,822          0.44
  80.01% -   85.00%.........        76           1,504,724          0.70
  85.01% -   90.00%.........       155           2,810,247          1.31
  90.01% -   95.00%.........       283           5,180,924          2.42
  95.01% -  100.00%.........       451           9,210,188          4.31
 100.01% -  105.00%.........       647          16,606,856          7.76
 105.01% -  110.00%.........       728          22,533,559         10.53
 110.01% -  115.00%.........       853          30,742,446         14.37
 115.01% -  120.00%.........       994          39,064,792         18.26
 120.01% -  125.00%.........     1,894          82,069,732         38.36
125.01% and greater.........        64           1,924,108          0.90
                                 -----        ------------        -------
Total.......................     6,246        $213,936,198        100.00%
                                 =====        ============        =======


         As of the Cut-Off Date, the weighted average Combined Loan-to-Value Ratio of the Loans (excluding the Unsecured Loans) was approximately 114.32%.

                            Months Since Origination

                                                                  % of Cut-Off
                                            Aggregate Cut-Off      Date Pool
    Loan Age                    Number        Date Principal        Principal
   (in months)                 of Loans           Balance            Balance
   ----------                  --------     -----------------      -----------
1 or Less...................    1,583          $66,003,082            30.85%
2  - 12.....................    3,500          138,727,869            64.85
13 - 24.....................      269            3,171,374             1.48
25 - 36.....................      437            3,722,227             1.74
37 - 48.....................      400            2,135,127             1.00
49 - 60.....................       55              145,625             0.07
61 - 72.....................        2               30,894             0.01
                                -----         ------------           -------
     Total..................    6,246         $213,936,198           100.00%
                                =====         ============           =======

         As of the Cut-Off Date, the weighted average number of months since origination of the Loans was 4 months.


                           Remaining Terms to Maturity

    Range of
    Remaining                                                      % of Cut-Off
    Terms to                               Aggregate Cut-Off        Date Pool
    Maturity                 Number         Date Principal          Principal
   (in months)              of Loans            Balance              Balance
   -----------              --------            -------              -------
  1 - 30 .............
                              685            $3,930,041             1.84%
 31 - 60 .............        501             5,420,933             2.53
 61 - 90..............         15               301,364             0.14
 91 - 120.............        213             6,596,120             3.08
121 - 150.............          5               166,790             0.08
151 - 180.............      1,542            55,810,929            26.09
181 - 210.............          3                71,723             0.03
211 - 240.............      1,085            42,539,649            19.88
271 - 300.............      2,197            99,098,649            46.32
                            -----            ----------            -----
Total.................      6,246          $213,936,198           100.00%
                            =====          ============           =======

         As of the Cut-Off Date, the weighted average remaining term to maturity of the Loans was approximately 237 months.

                           Original Terms to Maturity


    Original                                                  % of Cut-Off
     Term to                            Aggregate Cut-Off      Date Pool
    Maturity               Number         Date Principal        Principal
   (in months)            of Loans            Balance            Balance
   -----------            --------      -----------------      -----------
  1 - 119.........         1,202            $9,727,734             4.55%
120 - 179.........           218             6,731,256             3.15
180 - 239.........         1,539            55,736,294            26.05
240 - 299.........         1,090            42,642,266            19.93
300 - 360.........         2,197            99,098,649            46.32
                           -----            ----------            -----
     Total........         6,246          $213,936,198           100.00%
                           =====          ============           =======

         As of the Cut-Off Date, the weighted average original term to maturity of the Loans was approximately 240 months.

                                  Credit Score

                                                                   % of Cut-Off
                                               Aggregate Cut-Off     Date Pool
 Range of Credit                  Number         Date Principal      Principal
     Scores                      of Loans            Balance          Balance
     ------                      --------            -------          -------
below 620 ..................        35              $976,964             0.46%
620 to 639..................       712            19,525,367             9.13
640 to 659..................     1,211            41,799,130            19.54
660 to 679..................     1,307            49,874,892            23.31
680 to 699..................     1,170            46,005,118            21.50
700 to 719..................       853            30,553,281            14.28
720 to 739..................       486            14,902,782             6.97
740 to 759..................       259             6,626,106             3.10
760 to 779..................       158             2,574,018             1.20
780 to 799..................        38               850,588             0.40
800 and greater.............        17               247,952             0.12
                                 -----          ------------           -------
     Total..................     6,246          $213,936,198           100.00%
                                 =====          ============           =======

         As of the Cut-Off Date, the weighted average Credit Score of the Loans was 680.

                              Debt-to-Income Ratio

                                                                   % of Cut-Off
    Range of                                   Aggregate Cut-Off     Date Pool
 Debt-to-Income                    Number        Date Principal      Principal
     Ratios                       of Loans           Balance          Balance
     ------                       --------     -----------------   ------------
20.00 or less................          95           $2,586,872           1.21%
20.01 to 25.00...............         230            7,170,362           3.35
25.01 to 30.00...............         584           18,749,744           8.76
30.01 to 35.00...............       1,084           34,007,386          15.90
35.01 to 40.00...............       1,515           47,261,973          22.09
40.01 to 45.00...............       1,785           62,413,006          29.17
45.01 to 50.00...............         844           36,647,667          17.13
50.01 to 55.00...............         101            4,745,869           2.22
Greater than 55.00...........           8              353,320           0.17
                                    -----         ------------         -------
 Total........................      6,246         $213,936,198         100.00%
                                    =====         ============         =======

         As of the Cut-Off Date, the weighted average debt-to-income ratio of the Loans was approximately 38.7%.